EXHIBIT 99.2
ENVIVA JV2 HOLDINGS, LLC AND SUBSIDIARIES
Financial Statements (Unaudited)
June 30, 2021 and 2020

ENVIVA JV2 HOLDINGS, LLC AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands)

	June 30, 2021	December 31, 2020
	(unaudited)	(Predecessor)
Assets
Current assets:
Cash	$13,879	$21
Prepaid expenses and other current assets	40	250
Total current assets	13,919	271
Land	816	816
Construction in progress	223,605	148,403
Total property, plant and equipment	224,421	149,219
Operating lease right-of-use assets	9,865	6,984
Total assets	$248,205	$156,474
Liabilities and Member's Capital
Current liabilities:
Accounts payable	$8,340	$5,501
Related-party payables, net	834	223
Accrued construction in progress	19,469	11,630
Accrued and other current liabilities	2,974	1,201
Total current liabilities	31,617	18,555
Long-term operating lease liabilities	10,882	7,846
Other long-term liability	13,927	4,863
Total liabilities	56,426	31,264
Member's capital:
Total member's capital	191,779	125,210
Total liabilities and member's capital	$248,205	$156,474
See accompanying notes to condensed consolidated financial statements.

ENVIVA JV2 HOLDINGS, LLC AND SUBSIDIARIES
Condensed Consolidated Statements of Operations
(In thousands)
(Unaudited)

	Six Months Ended June 30,
	2021	2020
		(Predecessor)
General and administrative expenses	$1,388	$855
Related-party management services agreement expense	4,665	2,828
Total general and administrative expenses	6,053	3,683
Loss from operations	(6,053)	(3,683)
Other income (expense)	602	(82)
Net loss	$(5,451)	$(3,765)

See accompanying notes to condensed consolidated financial statements.

ENVIVA JV2 HOLDINGS, LLC AND SUBSIDIARIES
Condensed Consolidated Statements of Changes in Member’s Capital
(In thousands)
(Unaudited)

Balance at December 31, 2019 (Predecessor)	$15,919
Contributed capital	36,810
Property, plant and equipment contributed by Member	1,740
General and administrative expenses contributed by Member	2,526
Net loss	(3,765)
Balance at June 30, 2020 (Predecessor)	$53,230

Balance at December 31, 2020 (Predecessor)	$125,210
Contributed capital	46,177
Property, plant and equipment contributed by Member	23,730
General and administrative expenses contributed by Member	2,113
Net loss	(5,451)
Balance at June 30, 2021	$191,779
See accompanying notes to condensed consolidated financial statements.

ENVIVA JV2 HOLDINGS, LLC AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six Months Ended June 30,
	2021	2020
		(Predecessor)
Cash flows from operating activities:
Net loss	$(5,451)	$(3,765)
Adjustments to reconcile net loss to net cash used in operating activities:
General and administrative expenses contributed by Member	2,113	2,526
Change in operating assets and liabilities:
Accounts payable, accrued liabilities and other current liabilities	13,155	(254)
Related-party payables	1,767	3,116
Operating lease liabilities	(122)	45
Net cash used in operating activities	11,462	1,668
Cash flows from investing activities:
Purchases of property, plant and equipment	(45,046)	(38,474)
Other	1,867	—
Net cash used in investing activities	(43,179)	(38,474)
Cash flows from financing activities:
Contributed capital	46,177	36,810
Net cash provided by financing activities	46,177	36,810
Net increase in cash	14,460	4
Cash, beginning of period	21	12
Cash, end of period	$14,481	$16

Non-cash investing and financing activities:
Property, plant and equipment acquired included in accounts payable and accrued construction in progress	$9,026	$9,773
Property, plant and equipment contributed by Member	23,731	1,740
See accompanying notes to condensed consolidated financial statements.

ENVIVA JV2 HOLDINGS, LLC AND SUBSIDIARIES
Notes to Condensed Consolidated Financial Statements
(In thousands, unless otherwise noted)
(1) Description of Business and Basis of Presentation
Description of Business
Enviva JV2 Holdings, LLC (the “Company”) was organized as a Delaware limited liability company in December 2020. In June 2021, the Company and Enviva Development Holdings, LLC, a Delaware limited liability company (“DevCo’) and a wholly owned subsidiary of Enviva Holdings, LP, a Delaware limited partnership (“Enviva Holdings”), entered into a distribution agreement pursuant to which DevCo agreed and distributed to the Company all of the issued and outstanding limited liability company interests in Enviva Pellets Lucedale, LLC (“Lucedale”), Enviva Port of Pascagoula, LLC (“Pascagoula”) and Enviva Development Finance Company, LLC (“Development Finance”). Prior to June 2021, Lucedale, Pascagoula and Development Finance were wholly owned subsidiaries of Enviva JV Development Company, LLC, a Delaware limited liability company (“Development JV”). Development JV is a consolidated wholly owned subsidiary of Enviva Holdings.
Lucedale is constructing a wood pellet production plant in Lucedale, Mississippi and Pascagoula is constructing a deep-water marine terminal at the Port of Pascagoula, Mississippi. Development Finance was formed to purchase and hold bonds from Mississippi Business Finance Corporation, which assists in the financing of eligible projects by serving as a conduit within the finance structure. The proceeds from these bonds pay for eligible project-related purchases by Pascagoula to exempt them from applicable sales and use taxes.
The Company does not own any assets other than its 100% member interests in Lucedale, Pascagoula and Development Finance, does not have any liabilities, and did not have any income or expenses.
Basis of Presentation
The unaudited condensed consolidated financial statements and notes have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for interim financial information and with the instructions to Quarterly Financial Statements and Article 10 of Regulation S-X of the Securities Exchange Act of 1934. Accordingly, they do not include all of the information and notes required by GAAP for complete financial statements.
In the opinion of the Company’s management, all adjustments and accruals necessary for a fair presentation have been included. All such adjustments and accruals are of a normal and recurring nature unless disclosed otherwise. All significant intercompany balances and transactions have been eliminated in consolidation. The results reported in the financial statements are not necessarily indicative of the results that may be reported for the entire year.
The unaudited financial statements and notes should be read in conjunction with the audited combined financial statements and notes included in the Annual Financial Statements of Lucedale, Pascagoula and Development Finance for the years ended December 31, 2020 and 2019.
(2) Significant Accounting Policies
During interim periods, the Company follows the accounting policies disclosed in the Annual Financial Statements for the years ended December 31, 2020 and 2019.
Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make judgments, estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes.
Recently Issued Accounting Standards not yet Adopted
Currently, there are no recently issued accounting standards not yet adopted that are expect to be reasonably likely to materially impact the financial position, results of operations or cash flows of the Company.
(3) Related-Party Transactions
During the six months ended June 30, 2021 and June 30, 2020, the Company incurred $4.7 million and $2.8 million, respectively, of total related-party management services agreement (“MSA”) expenses from Enviva Management Company.

ENVIVA JV DEVELOPMENT COMPANY, LLC AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Continued)
(In thousands, unless otherwise noted)
During the six months ended June 30, 2021 and June 30, 2020, of the total MSA expenses, Development JV allocated to the Company $1.0 million and $0.8 million, respectively, which were recorded as an increase to capital. The remaining MSA expenses incurred were payable to Enviva Management Company. As of June 30, 2021 and December 31, 2020, included in related-party payables, net are $0.8 million and $0.2 million, respectively, related to MSA expenses subsequently paid to Enviva Management Company.
(4) Subsequent Events
JV2 Holdings has evaluated subsequent events for the period from June 30, 2021 through September 2, 2021, the date these financial statements were issued and, other than as disclosed below, there have been no subsequent events for which disclosure is required.
Subsequent to June 30, 2021, the outbreak and spread of a novel strain of coronavirus (“COVID-19”) has adversely impacted global commercial activity and contributed to significant declines and volatility in the financial markets. The Company has not experienced any material impact to its businesses from COVID-19 and does not expect that COVID-19 will have a material impact on its businesses or operations.
On July 1, 2021, Enviva Holdings and DevCo contributed all of the limited liability company interests in JV2 Holdings to Enviva, LP (“ELP”), a Delaware limited partnership and wholly owned subsidiary of Enviva Partners, LP, a Delaware limited partnership and wholly owned subsidiary of Enviva Holdings.
On July 1, 2021, JV2 Holdings distributed to ELP all of the issued and outstanding limited liability company interests in Lucedale, Pascagoula and Development Finance. On July 2, 2021, JV2 Holdings was dissolved.